Exhibit 99.3

Strategic Update James P. Gorman, Chairman and Chief Executive Officer January 18, 2013

Notice This presentation may contain forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current plans, estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K. This presentation is not an offer to buy or sell any security. The information provided herein include certain non-GAAP financial measures. The reconciliation of such measures to the comparable GAAP figures are included in this presentation and in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, including any amendments thereto, which are available on www.morganstanley.com. These slides are part of a presentation by Morgan Stanley and are intended to be viewed as part of that presentation. Morgan Stanley does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. Please note this presentation is available at www.morganstanley.com.

Strategic Plan to Drive Higher Returns Acquire 100% of Wealth Management joint venture Achieve Global Wealth Management Group margin goals through expense management; exceed through revenue growth Significantly reduce RWAs in Fixed Income and Commodities Drive expenses lower in 2013, 2014, and beyond Grow earnings through Morgan Stanley specific opportunities Achieve returns that meet and exceed cost of capital

Acquire 100% of the Wealth Management Joint Venture in 2013 Acquisition of final 35% stake of wealth management JV in 2013, subject to regulatory approval Incremental Benefits of 100% Ownership Year 1 incremental earnings  comparable to capital required to acquire remaining 35%, driven by NCI capture and contractual upside: Greater order flow capture Increased deposit funding (partial benefit in Year 1) Elimination of JV structures, operational complexity, agreements and expenses Unique syndication/distribution capabilities More significant loan book growth opportunity Based on Company projections of NCI elimination, contractual upside and other actions for first twelve months of full ownership. Subject to regulatory approval. Joint venture formed in May 2009. Includes no premium for deposit acquisition. Incremental capital in 2012 and 2013 reflects difference between the carrying value and the fixed purchase price of the minority stake in the joint venture.

Achieve GWMG Margin Goals through Expense Management; Exceed through Revenue Growth Consistent improvement in wealth management margin through expense management Margin upside with revenue growth GWMG Revenues ($Bn) GWMG Pre-Tax Margin Pre-MSSB Transaction JV Integration Period Post-Integration Revenues and pre-tax margin for 2006-2008 represent results for fiscal years ending November 30th.  Revenues for 2009-2012 represent results for fiscal years ending December 31st. Pre-tax margin is a non-GAAP financial measure that the Company considers useful for investors to assess operating performance. Pre-tax margin represents income (loss) from continuing operations before taxes, divided by net revenues.Pre-tax margin for 2012 excludes $193 million of non-recurring costs in 3Q12 associated with the Morgan Stanley Wealth Management integration and the purchase of an additional 14% stake in the joint venture.$5.5 2006 $6.6 2007 $7.0 2008 $9.3 2009 $12.5 2010 $13.3 2011 $13.5 2012 $3.5 4Q12 9% 17% 16% 6% 9% 13%

3 We Will Continue to Reduce Our Fixed Income RWAs

- Ahead of targets laid out in 3Q12
- 2016 figures represent expected "end-state" risk-weighted assets (RWAs)
- Can achieve RWA reduction without impairing revenue or client franchise

Fixed Income and Commodities Basel III Risk-Weighted Assets[1]
($Bn)



Previous Guidance
~$390
~$320
~$280
~$255
(~35%)
3Q11
2Q12
2013
2014
Current Position & Revised Guidance
$390
$320
$280
~$255
~$235
<$200
(~50%)
3Q11
2Q12
4Q12
2013
2014
2016

Required Basel 3 Tier 1 Common Capital[2]					
$35Bn	$29Bn	$25Bn	~$23Bn	~$21Bn	<$18Bn

(1) The Company estimates its risk-weighted assets based on a preliminary analysis of the Basel III guidelines published to date and other factors. This is a preliminary estimate and may change.
(2) Assumes 9% Basel 3 Tier 1 Common Capital ratio. The Basel 3 Tier 1 Common Capital ratio is a non-GAAP financial measure that the Company considers to be a useful measure to the Company and investors to gauge future regulatory capital requirements.

Morgan Stanley
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We Will Continue to Reduce Our Fixed Income RWAs Ahead of targets laid out in 3Q12 2016 figures represent near “end-state” risk-weighted assets (RWAs) Can achieve RWA reduction without impairing revenue or client franchise Fixed Income and Commodities Basel III Risk-Weighted Assets Includes 4Q11 MBIA Settlement The Company estimates its risk-weighted assets based on a preliminary analysis of the Basel III guidelines published to date and other factors. This is a preliminary estimate and may change. Assumes reductions in some areas, partially offset by growth in others.

Driving Cost Reductions: Expenses to Decline ~$1.6Bn with Flat Revenue on Top of 2012 Reductions of $500MM Expenses declined $500MM in 2012, reflecting cost reductions, partially offset by investments Assuming flat revenue environment, expenses could decline by ~$1.6Bn between 2012 and 2014 Expense reductions reflect Office of Re-engineering, ISG and GWMG expense initiatives, and headcount management, partially offset by re-investment in certain areas Headcount down over 6,000 since year-end 2011 following January 2013 reduction in force Total Expenses ($Bn) Firm Headcount % Change from YE 2011 61,546 YE 2012 57,078 (7%) YE 2013 55,417 (10%) Based on current expectations; changes in litigation results or regulation could materially impact expenses. Assumes no changes in compensation deferral programs. Assumes similar revenue mix. Firm headcount for all periods has been restated to exclude employees of Quilter. Assumes only impact from January 2013 reduction. Constant headcount assumed after January 18, 2013.

Driving Cost Reductions: Improvements & Restructuring in 2013 Below actions are reflected in the net savings of ~$1.6Bn between 2012 and 2014 Cost Improvements and Restructuring: 2013 Announced January 2013 headcount reduction of ~1,700 Reducing and re-sizing Institutional Securities geographic footprint, enhancing importance of key regional centers, including NYC, London and Hong Kong Russia & Middle East: Downsizing local sales & trading presence, deploying certain resources to regional centers Certain other countries: Streamlining footprint, deferring expansion plans, and/or exiting some businesses Continue to serve clients from key regional centers, using centralized trading platforms, execution teams, infrastructure and support Pursue strategic alternatives for Private Wealth Management Europe; integrate other international platforms into institutional business

Grow Earnings Through Firm-Specific Opportunities: Deeper ISG and GWMG Partnership Opportunities for earnings growth from collaboration between ISG and GWMG, in addition to benefits from owning 100% of wealth management JV ISG and GWMG management formalized a joint effort in September 2012 to deepen partnership Currently over 35 initiatives in various stages of execution Expect initial impact from this effort in 2013, with upside over the next three years Client Experience Cross-offering products and capabilities from one business to clients of another Integrated research view, comprised of top institutional and retail analysts Capturing share in underpenetrated clients from a more segmented service model Launch of fixed income middle markets platform More efficiently and effectively delivering existing products to existing clients Operational Efficiency Eliminating overlapping trade support functions Enhanced risk management Organizational Coordination Integrate Senior Relationship Management to build cross-firm realization of full scope of client relationships Key business partners in GWMG often top clients for ISG

Grow Earnings Through Firm-Specific Opportunities: Bank Strategy

- Firmwide deposits of $83Bn at 2012 year-end would increase to $142Bn pro-forma with 100% ownership of wealth management JV[(1),(2)]
- Pro-forma deposit base represents significant opportunity in both GWMG and ISG to drive growth[(2)]

Global Wealth Management Group

Current State:

- Invested in infrastructure and footprint
  - Network of private bankers to support FAs in branches
  - Management team
- Systematic build-out of lending product suite with disciplined governance and risk management
  - Home loans and home financing products
  - Securities based lending
  - Tailored lending

Further Opportunities:

- Increased penetration of lending activity
  - ~5% of clients have a Morgan Stanley lending product vs. ~10% average for peers

Institutional Securities Group

Current State:

- Realizing funding cost benefits for:
  - Relationship lending
  - Project finance
  - Foreign-exchange derivatives

Further Opportunities:

- Achieve additional funding cost benefits
- Drive growth through ROE accretive business opportunities:
  - Incremental foreign-exchange derivatives
  - Interest rate derivatives[(2)]
  - Additional commercial lending products[(2)]

(1) Deposits of $142Bn pro-forma for 100% ownership include values for all combined deposits in the Bank Deposit Program ($131Bn) plus those deposits outside of the joint venture as of December 31, 2012.
(2) Subject to regulatory approval.

Morgan Stanley

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What Does This Add Up To?

Return on Average Common Equity (ROE) excl. DVA[1]

(%)


2012 ROE excl. DVA: 5%
9%
2%
4%
6%
1Q
2Q
3Q
4Q
+
~9%
Assumptions
• No change in market conditions
• CVA adjustment
Actions
• WM JV buy-in
• Expense initiatives
• RWA reductions
• Growth initiatives
~10%
Actions
• Return excess capital
>10%
Assumptions
• Improved operating environment

Return on Average Tangible Common Equity (ROTE) excl. DVA[1]						
10%	2%	4%	7%	~11%	~12%	>12%

Morgan Stanley

(1) See slide 13 for additional information related to the calculation of the financial metrics presented on this page.

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End Notes These notes refer to the financial metrics presented on Slide 12. (1) Based on current expectations; changes in litigation results or regulation could materially impact expenses. Expense reductions reflect Office of Re-engineering, ISG and GWMG expense initiatives, and headcount management, partially offset by re-investment in certain areas; see slide 8 for additional information. Assumes no changes in compensation deferral programs. (2) The impact from changes in Morgan Stanley’s debt-related credit spreads is referred to as DVA. (3) The Company estimates its risk-weighted assets based on a preliminary analysis of the Basel III guidelines published to date and other factors. This is a preliminary estimate and may change. (4) Tangible common equity, a non-GAAP financial measure, equals common equity less the sum of goodwill, mortgage servicing rights and indefinite-lived assets. Goodwill associated with the wealth management JV is deducted pro-rata from the calculation based on the percent ownership of the Company in the JV. The Company views tangible common equity as a useful measure to investors because it is a commonly utilized metric and reflects the common equity deployed in the Company’s businesses. (5) The return on average common equity, excluding DVA, and return on average tangible common equity, excluding DVA are non-GAAP measures that the Company considers to be a useful measure that the Company and investors use to assess operating performance. The calculation of return on average common equity, excluding DVA uses income from continuing operations applicable to Morgan Stanley less preferred dividends and DVA as a percentage of average common equity. The calculation of return on average tangible common equity, excluding DVA uses income from continuing operations applicable to Morgan Stanley less preferred dividends and DVA as a percentage of average tangible common equity. (6) Return on average common equity , excluding DVA and return on average tangible common equity, excluding DVA for periods in 2012 exclude the pre-tax revenue impact of DVA in the following amounts: ($1,978 million) in 1Q12, $350 million in 2Q12, ($2,262 million) in 3Q12, and ($511 million) in 4Q12. (7) Return on average common equity and return on average tangible common equity for periods in 2012 exclude the average common equity impact of DVA in the following amounts: $1,452 million in 1Q12, $1,175 million in 2Q12, $366 million in 3Q12, and ($685 million) in 4Q12.(8) Capital actions are subject to regulatory approval.

Strategic Update James P. Gorman, Chairman and Chief Executive Officer January 18, 2013